UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Center Coast MLP & Infrastructure Fund

(Name of Registrant As Specified in its Agreement and Declaration of Trust)

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CENTER COAST MLP & INFRASTRUCTURE FUND
1600 Smith Street, Suite 3800
Houston, Texas 77002

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on May 16, 2017

Notice is hereby given to the holders of common shares of beneficial interest, par value $0.01 per share (“Common Shares”), and holders of Series A Mandatory Redeemable Preferred Shares of beneficial interest, par value $0.01 per share, liquidation preference $25,000 per share (“Preferred Shares,” and together with the Common Shares, “Shares”), of Center Coast MLP & Infrastructure Fund (“CEN” or the “Fund”) that the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) will be held at the offices of Center Coast Capital Advisors, LP, 1600 Smith Street, Suite 3800, Houston, Texas 77002 on Tuesday, May 16, 2017, at 1:30 p.m. (Central time). The Annual Meeting is being held for the following purposes:

1.
To elect the Trustee nominees named in the accompanying proxy statement (Alfred J. Moran and Dan C. Tutcher) as Class II Trustees by holders of Preferred Shares voting as a separate class, to serve until the Fund’s 2019 annual meeting of shareholders or until their respective successors shall have been elected and qualified.

2.	To transact such other business as may properly come before the Annual Meeting or any adjournments, postponements or delays thereof.

THE BOARD OF TRUSTEES OF THE FUND (THE “BOARD”), INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES OF THE BOARD.

Holders of Common Shares are not entitled to vote to elect the Trustee nominees standing for election at the Annual Meeting and management of the Fund knows of no other matters which are to be brought before the Annual Meeting. Therefore, proxies are not being solicited from holders of Common Shares and this notice is furnished to holders of Common Shares solely for informational purposes.

The Board has fixed the close of business on March 31, 2017 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments, postponements or delays thereof.

It is important that your shares be represented at the Annual Meeting in person or by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the Internet pursuant to the instructions on the enclosed proxy card so you will be represented at the Annual Meeting. If you attend the Annual Meeting and wish to vote in person, you will be able to do so and your vote at the Annual Meeting will revoke any proxy you may have submitted. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

By order of the Board:

/s/ Dan C. Tutcher

Dan C. Tutcher
Trustee, President and Chief Executive Officer

Houston, Texas
April 11, 2017

YOUR VOTE IS IMPORTANT

PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED OR VOTE VIA TELEPHONE OR THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. IN ORDER TO SAVE THE FUND ANY ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY CARD OR VOTE VIA TELEPHONE OR THE INTERNET PROMPTLY.

IF YOU WISH TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON, YOU WILL BE ABLE TO DO SO. IF YOU INTEND TO ATTEND THE ANNUAL MEETING IN PERSON AND YOU ARE A RECORD HOLDER OF SHARES, IN ORDER TO GAIN ADMISSION YOU MUST SHOW PHOTOGRAPHIC IDENTIFICATION, SUCH AS YOUR DRIVER’S LICENSE. IF YOU INTEND TO ATTEND THE ANNUAL MEETING IN PERSON AND YOU HOLD YOUR SHARES THROUGH A BANK, BROKER OR OTHER CUSTODIAN, IN ORDER TO GAIN ADMISSION YOU MUST SHOW PHOTOGRAPHIC IDENTIFICATION, SUCH AS YOUR DRIVER’S LICENSE, AND SATISFACTORY PROOF OF OWNERSHIP OF SHARES, SUCH AS YOUR VOTING INSTRUCTION FORM (OR A COPY THEREOF) OR BROKER’S STATEMENT INDICATING OWNERSHIP AS OF A RECENT DATE. IF YOU HOLD YOUR SHARES IN A BROKERAGE ACCOUNT OR THROUGH A BANK OR OTHER NOMINEE, YOU WILL NOT BE ABLE TO VOTE IN PERSON AT THE ANNUAL MEETING UNLESS YOU HAVE PREVIOUSLY REQUESTED AND OBTAINED A “LEGAL PROXY” FROM YOUR BROKER, BANK OR OTHER NOMINEE AND PRESENT IT AT THE ANNUAL MEETING.

CENTER COAST MLP & INFRASTRUCTURE FUND (NYSE: CEN)

PROXY STATEMENT

FOR

ANNUAL MEETING OF SHAREHOLDERS

To be held on May 16, 2017

This proxy statement (“Proxy Statement”) is furnished to the holders of common shares of beneficial interest, par value $0.01 per share (“Common Shares”), and holders of Series A Mandatory Redeemable Preferred Shares of beneficial interest, par value $0.01 per share, liquidation preference $25,000 per share (“Preferred Shares,” and together with the Common Shares, “Shares”), of Center Coast MLP & Infrastructure Fund (the “Fund”) in connection with the solicitation by the Board of Trustees of the Fund (the “Board”) of proxies to be voted at the annual meeting of shareholders of the Fund to be held on Tuesday May 16, 2017 and any adjournments, postponements or delays thereof (the “Annual Meeting”). The Annual Meeting will be held at the offices of Center Coast Capital Advisors, LP, 1600 Smith Street, Suite 3800, Houston, Texas 77002, on Tuesday, May 16, 2017, at 1:30 p.m. (Central time).

This document will give you the information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Shareholders (the “Notice”). Much of the information in this Proxy Statement is required under rules of the Securities and Exchange Commission (“SEC”). If there is anything you don’t understand, please contact the Fund at (800) 651-2345.

Holders of Common Shares are not entitled to vote to elect the Trustee nominees standing for election at the Annual Meeting and management of the Fund knows of no other matters which are to be brought before the Annual Meeting. Therefore, proxies are not being solicited from holders of Common Shares and this proxy statement is furnished to holders of Common Shares solely for informational purposes.

The Fund will furnish to any shareholder, without charge, a copy of the Fund’s most recent annual report to shareholders upon request. Requests should be directed to the Fund, c/o Center Coast Capital Advisors, LP, 1600 Smith Street, Suite 3800, Houston, Texas 77002, or by calling (800) 651-2345.

The Notice, this Proxy Statement and the enclosed proxy card(s) are first being sent to the Fund’s shareholders on or about April 11, 2017.

•	Why is a shareholder meeting being held?

The Fund’s Common Shares are listed on the New York Stock Exchange (“NYSE”), and the Fund’s governing documents and the rules of the NYSE require the Fund to hold an annual meeting of shareholders to elect Trustees each fiscal year.

•	What proposal will be voted on?

The Annual Meeting is being held to elect the Trustee nominees named in this Proxy Statement (Alfred J. Moran and Dan C. Tutcher) as Class II Trustees by holders of Preferred Shares voting as a separate class, to serve until the Fund’s 2019 annual meeting of shareholders or until their respective successors shall have been elected and qualified.

•	Will your vote make a difference?

Yes! Your vote is important and could make a difference in the governance of the Fund, no matter how many Shares you own.

•	Who is asking for your vote?

The enclosed proxy card is solicited by the Board for use at the Annual Meeting to be held on Tuesday, May 16, 2017, and, if the Annual Meeting is adjourned, postponed or delayed, at any later meetings, for the purposes stated in the Notice.

•	How does the Board recommend that shareholders vote on the Proposal?

The Board unanimously recommends that you vote “FOR” each of the nominees of the Board. The Board has reviewed the qualifications and backgrounds of the Board’s nominees. The Board has approved the nominees named in this Proxy Statement and believes their election is in your best interests.

•	Who is eligible to vote?

Holders of Preferred Shares of record of the Fund at the close of business on March 31, 2017 (the “Record Date”) are entitled to be present at the Meeting and any adjournments, postponements or delays thereof and to vote on the Proposal. Each Preferred Share is entitled to one vote on the Proposal. Shares represented by duly executed proxies will be voted in accordance with your instructions.

•	How do you vote your Shares?

Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the Internet so your Shares will be represented at the Annual Meeting. Instructions regarding how to vote via telephone or the Internet are included on the enclosed proxy card. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, Shares are voted in accordance with the proxy card bearing the latest date.

If you wish to attend the Annual Meeting and vote in person, you will be able to do so. If you intend to attend the Annual Meeting in person and you are a record holder of Shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your Shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of Shares, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your Shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting.

You may contact the Fund at (800) 651-2345 to obtain directions to the site of the Annual Meeting.

All Shares represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If any other business is brought before the Annual Meeting, your Preferred Shares will be voted at the proxies’ discretion. If you sign the proxy card, but don’t fill in a vote, your Shares will be voted in accordance with the Board’s recommendation.

Shareholders who execute proxy cards or record their voting instructions via telephone or the Internet may revoke them at any time before they are voted by filing with the Secretary of the Fund a written notice of revocation, by delivering (including via telephone or the Internet) a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

Broker-dealer firms holding Shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares on the proposal before the Annual Meeting. The Fund understands that, under the rules of the NYSE, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The proposal is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their Shares voted by broker‑dealer firms in favor of the proposal. A properly executed proxy card or other authorization by a beneficial owner of Shares that does not specify how the beneficial owner’s Shares should be voted on the proposal may be deemed an instruction to vote such Shares in favor of the proposal. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your Shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

•	What vote is required to elect a Trustee nominee?

The affirmative vote of a majority of the Preferred Shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting at which a quorum is present is necessary to elect a Trustee nominee.

•	How many Shares of the Fund were outstanding as of the record date?

At the close of business on March 31, 2017, the Fund had 21,339,958 Common Shares outstanding and 2,000 Preferred Shares outstanding.

THE PROPOSAL: TO ELECT TRUSTEES

The Fund’s governing documents and the rules of the NYSE require the Fund to hold an annual meeting of shareholders to elect Trustees each fiscal year. Holders of Preferred Shares are being asked to elect Trustees in the following manner:

To elect the Trustee nominees named in this Proxy Statement (Alfred J. Moran and Dan C. Tutcher) as Class II Trustees by holders of Preferred Shares voting as a separate class, to serve until the Fund’s 2019 annual meeting of shareholders or until their respective successors shall have been elected and qualified.

Composition of the Board

The Trustees of the Fund are currently classified into two classes of Trustees, which represent shareholders of Common Shares and Preferred Shares. Set forth below are the current Class I Trustees and Class II Trustees of the Fund:

CLASS I TRUSTEES. Michael F. Curran and James Edward Jones are the Class I Trustees of the Fund. The Class I Trustees will continue until the 2018 annual meeting of shareholders or until successors shall have been elected and qualified.

CLASS II TRUSTEES. Alfred J. Moran* and Dan C. Tutcher* are the Class II Trustees of the Fund. The term of the Class II Trustees are standing for re-election at the Annual Meeting.

*	Designated as Trustee elected by holders of Preferred Shares voting as a separate class.

Each Trustee nominee, if elected at the Annual Meeting, will hold office for three years or until his successor shall have been elected and qualified or until he resigns or is otherwise removed. The other Trustees of the Fund will continue to serve under their current terms and will stand for re-election at subsequent annual meetings of shareholders as indicated above.

Unless authority is withheld or other instructions are provided, it is the intention of the persons named in the proxy card to vote “FOR” the election of the Trustee nominees named above. Each of Alfred J. Moran and Dan C. Tutcher has consented to serve as a Trustee if elected at the Annual Meeting. If a designated Trustee nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute Trustee nominee or nominees.

Certain information concerning the Trustees (including the Trustee nominees) and the officers of the Fund is set forth in the tables below. Trustees whom are not interested persons (as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”)) of the Fund are referred to herein as “Independent Trustees.” The Trustee who is classified as an interested person of the Fund is referred to herein as an “Interested Trustee.”

Trustee Biographical Information

Name, Year of Birth and Business Address	Position Held with the Fund	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Independent Trustees:
Michael F. Curran Year of birth: 1940 2001 Kirby Dr. Suite 50 Houston, TX 77019	Trustee since 2013	Chairman of Curran Holdings, Inc., (Investments) (2007-present). Formerly, Chairman, President and Chief Executive Officer of Willbros Group, Inc. (2002- 2007).	2	None.

Name, Year of Birth and Business Address	Position Held with the Fund	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
James Edward Jones Year of birth: 1954 1600 Smith Street Suite 3800 Houston, TX 77002	Trustee since 2013	President & CFO of Elk River Resources (2013-present). Formerly, Managing Partner of Torch Partners LLC/Torch Securities LLC (2004- 2013). Director of The J.E. and L.E. Mabee Foundation.	2	None.
Alfred J. Moran Year of birth: 1943 1600 Smith Street Suite 3800 Houston, TX 77002	Trustee since 2013	Chairman and Chief Executive Officer of the Moran Group LLC (Management Consulting) (2003-present). Formerly, Chief Administrative Officer of the City of Houston (2008-2013). Director of the National Association of Corporate Directors, Tricity Chapter; Peach Outreach, M.D. Anderson Uterine Cancer Fund.	2	Director of Cornell Companies, Inc. (2005-2010). Formerly, director of Strome Investment Management, L.P. (2004-2006); Docutec/Emprint Solutions, Inc. (1970-2005).
Interested Trustee:
Dan C. Tutcher* Year of birth: 1949 1600 Smith Street Suite 3800 Houston, TX 77002	Trustee, President, Chief Executive Officer, since 2013	Founder, Principal and Portfolio Manager of Center Coast Capital Advisors, L.P. (2007-present). Formerly, President of Enbridge Energy Company, Inc.; President and Director of Enbridge Energy Partners, L.P.; Enbridge Energy Management L.L.C.; and group Vice President of Transportation South for Enbridge Inc. (2001-2007).	2	Director of Enbridge, Inc. (2006-present). Formerly, director of Sterling Bancshares (2005-2011).

*	Mr. Tutcher is an interested person of the Fund because of his position as a principal and control person of Center Coast Capital Advisors, L.P., the Fund’s investment adviser.

(1)	There are three funds, including the Fund, in the “Fund Complex.”

Trustee Qualifications

The Board has determined that each Trustee should serve as a Trustee of the Fund based on several factors (none of which alone is decisive). The Board believes that the Trustees have balanced and diverse experiences, skills, attributes and qualifications, which allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: availability and commitment to attend meetings and perform the responsibilities of a Trustee; personal and professional background; educational background; financial expertise; ability to review critically, evaluate and discuss information provided to them; and ability to interact effectively with the Fund’s investment adviser, other service providers, counsel and auditors and other trustees. Each current Trustee’s ability to perform his duties effectively is evidenced by professional accomplishments; prior and current business, consulting and public service positions; service on boards of public and private companies and not-for-profit entities and other organizations; and prior experience in fields related to the operations of the Fund.

Following is a summary of various qualifications, experiences and skills of each Trustee (in addition to business experience during the past five years as set forth in the table above) that contributed to the Board’s conclusion that an individual should serve on the Board. References to the qualifications, attributes and skills of Trustees do not constitute the holding out of any Trustee as being an expert under Section 7 of the 1933 Act or the rules and regulations of the SEC.

Michael F. Curran. Through Mr. Curran’s more than 45 years of diversified experience in the domestic and international pipeline construction industry, including as chairman of the board, president and chief executive officer of public and private pipeline construction companies, Mr. Curran has extensive experience with the types of assets in which the Fund invests and is experienced in financial, regulatory and investment matters.

James Edward Jones. Through Mr. Jones’s extensive experience in banking, including as managing partner of a broker dealer and as chairman, president and chief executive officer of a commercial bank, Mr. Jones has significant experience in financial matters related to the energy industry and is experienced in financial, regulatory and investment matters.

Alfred J. Moran. Through Mr. Moran’s experience as chief executive officer, corporate director, government official and change management consultant, including seven chief financial officer positions, two chief operating officer positions, two NYSE listed company directorships, four public company directorships and five private company directorships, Mr. Moran is experienced in financial, regulatory and investment matters.

Dan C. Tutcher. Through Mr. Tutcher’s more than 40 years of experience owning and operating midstream energy assets and as founder and principal of Coast Capital Advisors, L.P, the Fund’s investment adviser (the “Advisor”), including his serving as president of three public companies and a director of five public companies, Mr. Tutcher has extensive experience with the types of assets in which the Fund invests and is experienced in financial, regulatory and investment matters.

Executive Officers

The following information relates to the executive officers of the Fund who are not Trustees. The officers of the Fund were appointed by the Board on August 14, 2013 and will serve until their respective successors are chosen and qualified. The principal business address of each executive officer is 1600 Smith Street, Suite 3800, Houston, TX 77002.

Name and Year of Birth	Position	Principal Occupation During the Past Five Years
William H. Bauch Year of birth: 1961	Chief Compliance Officer, Chief Financial Officer and Treasurer	Chief Financial Officer and Chief Compliance Officer of Center Coast Capital Advisors, L.P. (2012-present). Formerly, Senior Partner of Korn/Ferry International (2006-2012).
Rachel Hollowell Year of birth: 1980	Secretary	Director of Operations of Center Coast Capital Advisors, L.P. (2010-present). Formerly, Sales Representative of Johnson & Johnson (2004-2009).
Robert T. Chisholm Year of birth: 1976	Vice President
Senior Portfolio Manager and Principal, Center Coast Capital Advisors, L.P. (2007-present); Morgan Keegan’s Energy Investment Banking Division (2006-2007); Senior Project Advisor, Enbridge Energy Partners, L.P. (2002-2006).

Board Leadership Structure

The primary responsibility of the Board is to represent the interests of the Fund and to provide oversight of the management of the Fund. The Fund’s day-to-day operations are managed by the Advisor and other service providers who have been approved by the Board. The Board is currently comprised of four Trustees, three of whom are Independent Trustees and one of whom is classified as an Interested Trustee. Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.

Dan C. Tutcher, an Interested Trustee, currently serves as Chair of the Board. The Chair of the Board presides at meetings of the Board and acts as a liaison with service providers and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time.

The Independent Trustees have selected Michael F. Curran as lead Independent Trustee. The lead Independent Trustee serves as the primary liaison between the Independent Trustees and management of the Fund. He participates in the planning of Board meetings, leads executive sessions of the Independent Trustees, seeks to encourage inquiry among the Independent Trustees, and performs such other functions as may be requested by the Independent Trustees from time to time.

The Board meets regularly four times each year to discuss and consider matters concerning the Fund, and also holds special meetings to address matters arising between regular meetings. Regular meetings generally take place in-person; other meetings may take place in-person or by telephone. The Independent Trustees meet regularly outside the presence of Fund management.

The Trustees have determined that the efficient conduct of the Trustees’ affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The committees of the Board are the Audit Committee and the Nominating and Governance Committee. The functions and role of each committee are described below under “Board Committees.” The membership of each Committee consists of all of the Independent Trustees, which the Board believes allows them to participate in the full range of the Board’s oversight duties.

The Board has determined that this leadership structure, including a chair of the Board who is an Interested Trustee, a lead Independent Trustee, a supermajority of Independent Trustees and committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Fund. The Board also believes that its structure facilitates the flow of information and open dialogue among the trustees and management of the Fund. In reaching these conclusions, the Board considered, among other things, the role of the Advisor in the day-to-day management of Fund affairs, the extent to which the work of the Board will be conducted through the committees, the projected net assets of the Fund and the management, distribution and other service arrangements of the Fund.

Board Committees

The Trustees have determined that the efficient conduct of the Fund’s affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. The standing committees of the Board are the Audit Committee and the Nominating and Governance Committee.

Audit Committee. Michael F. Curran, James Edward Jones and Alfred J. Moran, who are Independent Trustees, serve on the Fund’s Audit Committee. Mr. Moran is the Chair of the Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Fund and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund’s financial statements and the audit thereof and acting as a liaison between the Board and the Fund’s independent registered public accounting firm. Mr. Moran has been identified as the Audit Committee Financial Expert of the Fund.

The Audit Committee presents the following report:

The Audit Committee has performed the following functions: (i) the Audit Committee reviewed and discussed the audited financial statements of the Fund with management of the Fund, (ii) the Audit Committee discussed with the Fund’s independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 114 (The Auditor’s Communication With Those Charged With Governance), and (iii) the Audit Committee received the written disclosures and the letter from the Fund’s independent registered public accounting firm required by Public Company Accounting Oversight Board’s Ethics & Independence Rule 3526 and has discussed with the Fund’s independent registered public accounting firm the independence of the Fund’s independent registered public accounting firm. Based on the Audit Committee’s reviews and discussions referred to above, including its discussion with management and the Fund’s independent registered public accounting firm, the Audit Committee recommended to the Board that the financial statements be included in the Fund’s Annual Reports for the past fiscal year.

The Audit Committee is governed by a written Audit Committee Charter, which was approved by the Board on August 14, 2013. The Audit Committee Charter is not available on the Fund’s website. In accordance with proxy rules promulgated by the SEC, a fund’s audit committee charter is required to be filed at least once every three years as an exhibit to its proxy statement. The Audit Committee Charter is attached as Appendix A to this proxy statement.

Nominating and Governance Committee. Michael F. Curran, James Edward Jones and Alfred J. Moran, who are Independent Trustees, serve on the Fund’s Nominating and Governance Committee. Mr. Jones is the Chair of the Nominating and Governance Committee. The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating and Governance Committee will consider diversity of backgrounds and experience when identifying Trustee nominee candidates. The Nominating and Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers how a particular candidate could be expected to contribute to such overall diversity and thereby enhance the effectiveness of the Board.

The Nominating and Governance Committee would consider recommendations by shareholders if a vacancy were to exist. In considering candidates recommended to the Nominating and Governance Committee by shareholders, the Nominating and Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Nominating and Governance Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. In order to be considered, such recommendations should be forwarded to the Secretary of the Fund, c/o Center Coast Capital Advisors, LP, 1600 Smith Street, Suite 3800, Houston, Texas 77002.

The Nominating and Governance Committee is governed by a written Nominating and Governance Committee Charter, which was approved by the Board on August 14, 2013. The Nominating and Governance Committee Charter is not available on the Fund’s website. In accordance with proxy rules promulgated by the SEC, a fund’s nominating and governance committee charter is required to be filed at least once every three years as an exhibit to its proxy statement. The Nominating and Governance Committee Charter is attached as Appendix B to this proxy statement.

Trustee Communications

Shareholders and other interested parties may contact the Board or any member of the Board by mail. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board or the Board member(s) with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Secretary of the Fund, c/o Center Coast Capital Advisors, LP, 1600 Smith Street, Suite 3800, Houston, Texas 77002. A shareholder communication must (i) be in writing and signed by the shareholder, (ii) provide contact information for the shareholder, (iii) identify that it relates to the Fund and (iv) identify the number of shares held by the shareholder.

Beneficial Ownership of Securities

As of March 31, 2017, each Trustee of the Fund beneficially owned equity securities of the Fund and all of the registered investment companies in the family of investment companies overseen by the Trustee in the dollar range amounts specified below.

Name	Number of Shares of the Fund Owned	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Independent Trustees:
Michael F. Curran	13,334	Over $100,000	Over $100,000
James Edward Jones	2,580	$10,001 - $50,000	$10,001 - $50,000
Alfred J. Moran	3,233	$10,001 - $50,000	$10,001 - $50,000
Interested Trustee:
Dan C. Tutcher(2)	174,347	Over $100,000	Over $100,000

(1)	There are three funds, including the Fund, in the “Family of Investment Companies.”

(2)
In addition to the 174,347 Shares beneficially owned, directly or indirectly, by Mr. Tutcher, the Advisor purchased 5,250 Shares of the Fund in order to provide the Fund with over $100,000 of net capital as required by the 1940 Act. Mr. Tutcher may be deemed to be a beneficial owner of the Shares held by the Advisor by virtue of his control over the Advisor.

As of March 31, 2017, executive officers of the Fund, who are not Trustees, beneficially owned equity securities of the Fund in the following amounts:

William H. Bauch:	33,334 Shares
Robert T. Chisholm:	2,500 Shares
Rachel Hollowell	237 Shares

As of March 31, 2017, no trustee or officer individually owned more than 1% of the outstanding shares of the Fund. The Trustees and officers of the Fund as a group owned approximately 1.1% of the outstanding shares of the Fund.

Board Meetings

During the Fund’s fiscal year ended November 30, 2016, the Board held five meetings, the Fund’s Nominating and Governance Committee held two meetings and the Fund’s Audit Committee held three meetings.

Each Trustee attended at least 75% of the aggregate of all meetings of the Board and the committees of the Board on which such Trustee served held during the Fund’s fiscal year ended November 30, 2016.

It is the Fund’s policy to invite Trustees to attend annual meetings of shareholders, either in person or telephonically.

Trustee Compensation

The following table sets forth the compensation paid to each Trustee by the Fund and the total compensation paid to each Trustee by funds in the Fund Complex, during the Fund’s fiscal year ended November 30, 2016. The Fund’s officers receive no compensation from the Fund but may be officers or employees of the Advisor and may receive compensation in such capacities.

Name	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses(1)	Estimated Annual Benefits Upon Retirement(1)	Total Compensation from the Fund Complex(2) Paid to Trustee
Independent Trustees:
Michael F. Curran	$45,000	None	None	$55,000
James Edward Jones	$45,000	None	None	$55,000
Alfred J. Moran	$45,000	None	None	$55,000
Interested Trustee:
Dan C. Tutcher	$0	None	None	$0

(1)	The Fund does not accrue or pay retirement or pension benefits to Trustees.

(2)	There are three funds, including the Fund, in the “Fund Complex.”

Shareholder Approval

The affirmative vote of a majority of the Preferred Shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting at which a quorum is present is necessary to elect a Trustee nominee. Holders of Preferred Shares will have equal voting rights (i.e. one vote per Preferred Share). Abstentions will have the same effect as votes against the proposal. “Broker non-votes” (i.e. Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will have no effect on the outcome of the vote on the proposal.

Board Recommendation

The Board, including the Independent Trustees, unanimously recommends that shareholders of Preferred Shares of the Fund vote “FOR” each nominee of the Board.

ADDITIONAL INFORMATION

Further Information About Voting and the Annual Meeting

The holders of a majority of the Shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum at such meeting of the shareholders for purposes of conducting business on such matter. Abstentions and broker non-votes will be counted as Shares present at the Annual Meeting for quorum purposes.

The Board has fixed the close of business on March 31, 2017 as the Record Date for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Annual Meeting. Holders of Preferred Shares of the Fund as of the close of business on the Record Date will be entitled to one vote for each Preferred Share held and a fractional vote with respect to fractional Preferred Shares with no cumulative voting rights.

Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the Internet so your Shares will be represented at the Annual Meeting. Instructions regarding how to vote via telephone or the Internet are included on the enclosed proxy card. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, Shares are voted in accordance with the proxy card bearing the latest date.

If you wish to attend the Annual Meeting and vote in person, you will be able to do so. If you intend to attend the Annual Meeting in person and you are a record holder of Shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your Shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of Shares, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your Shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the annual meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting.

You may contact the Fund at (800) 651-2345 to obtain directions to the site of the Annual Meeting.

All Shares represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If any other business is brought before the Annual Meeting, your Shares will be voted at the proxies’ discretion. If you sign the proxy card, but don’t fill in a vote, your Shares will be voted in accordance with the Board’s recommendation.

Shareholders who execute proxy cards or record voting instructions via telephone or the Internet may revoke them at any time before they are voted by filing with the Secretary of the Fund a written notice of revocation, by delivering (including via telephone or the Internet) a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

Broker-dealer firms holding Shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares on the proposal before the Annual Meeting. The Fund understands that, under the rules of the NYSE, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The proposal is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their Shares voted by broker dealer firms in favor of the proposal. A properly executed proxy card or other authorization by a beneficial owner of Shares that does not specify how the beneficial owner’s Shares should be voted on the proposal may be deemed an instruction to vote such Shares in favor of the proposal. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your Shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 16, 2017

This Proxy Statement is available on the Internet at http://www.centercoastcap.com/CEN/news

Advisor

Center Coast Capital Advisors, LP, acts as the Fund’s investment adviser. The Advisor is a registered investment adviser headquartered in Houston, Texas focused on energy infrastructure investments. The Advisor generally manages its investments according to a process focused on quality and durability of cash flows. The Advisor combines the expertise of midstream and energy infrastructure operators and financial and investment professionals. The Advisor’s senior professionals include a former MLP chief executive officer and experienced investment professionals with an established track record of managing MLP investments as well as operating midstream and other energy infrastructure assets. The Advisor seeks to draw upon this unique experience to achieve a robust diligence process, structured investment process and access to a unique network of relationships to identify both public and private MLP and infrastructure investment opportunities. As of February 28, 2017, the Advisor managed approximately $4.39 billion in assets. The Advisor is located at 1600 Smith Street, Suite 3800, Houston, Texas 77002.

Administrator

UMB Fund Services, Inc., located at 235 West Galena Street, Milwaukee, Wisconsin 53212, serves as administrator to the Fund.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PWC”) has been selected as the Fund’s independent registered public accounting firm by the Audit Committee and ratified by a majority of the Board, including a majority of the Independent Trustees, by vote cast in person, to audit the accounts of the Fund for the current fiscal year. The Fund does not know of any direct or indirect financial interest of PWC in the Fund.

Representatives of PWC will be invited to attend the Annual Meeting either in person or telephonically, will have the opportunity to make a statement and to answer questions if they desire to do so.

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal year were $115,000 for 2015 and $164,000 for 2016.

Audit-Related Fees

The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Fund’s financial statements are $5,000 for 2015 and $19,000 for 2016.

Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $101,000 for 2015 and $120,530 for 2016.

All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant are $0 for 2015 and $0 for 2016.

Aggregate Non-Audit Fees

The aggregate non-audit fees billed by the Fund’s accountant for services rendered to the Fund, and rendered to the Fund’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund for the last two fiscal years of the registrant was $106,000 for 2015 and $139,530 for 2016.

Audit Committee’s Pre-Approval Policies and Procedures

The Audit Committee has adopted Pre-Approved Policies and Procedures as part of the Audit Committee Charter, which is attached hereto as Appendix A.

For the Fund’s last two fiscal years, the Audit Committee has pre-approved all audit and non-audit services provided by PWC to the Fund, and all non-audit services provided by PWC to the Advisor, or any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Fund that are related to the operations of the Fund.

For the Fund’s last two fiscal years, none of the services described above were approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

Principal Shareholders

As of March 31, 2017, to the knowledge of the Fund, no person beneficially owned more than 5% of the voting securities of any class of equity securities of the Fund, except as follows:

Shareholder Name and Address	Class of Shares	Share Holdings	Percentage Owned
First Trust Portfolios L.P.(1) First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	Common Shares	3,051,795	15.44%
Oxbow Advisors (3) 1777 N.E. Loop 410, Suite 600 San Antonio, TX 78217	Common Shares	1,756,093	8.89%
Knights of Columbus One Columbus Plaza New Haven, CT 06510	Preferred Shares	1,200	60.00%
Fidelity & Guaranty Life Insurance Company 1001 Fleet Street, 6th Floor Baltimore, MD 21202	Preferred Shares	400	20.00%

Life Insurance Company of the Southwest (2) One National Life Insurance Company Montpelier, VT 05604	Preferred Shares	360	18.00%
National Life Insurance Company One National Life Insurance Company Montpelier, VT 05604	Preferred Shares	40	2.00%

(1)	Based on Schedule 13 G/A filed with the SEC on January 12, 2017.
(2)	Based on Schedule 13 G filed with the SEC on October 17, 2016.
(3)	Based on Form 13F filed on January 26, 2017

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act require the Fund’s officers and Trustees, certain officers of the Advisor, affiliated persons of the Advisor, and persons who beneficially own more than ten percent of the Fund’s shares to file certain reports of ownership (“Section 16 filings”) with the SEC. Based upon the Fund’s review of such Section 16 filings, the Fund believes that for the fiscal year ended November 30, 2016, all filings applicable to such persons were completed and filed.

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Advisor and its delegates and affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Deadline for Shareholder Proposals

The Fund’s by-laws require compliance with certain procedures for a shareholder to properly make a nomination for election as a Trustee or to propose other business for the Fund. If a shareholder who is entitled to do so under the by-laws wishes to nominate a person or persons for election as a Trustee or propose other business for the Fund, that shareholder must provide a written notice to the Secretary of the Fund at the Fund’s principal executive offices. Such notice must include certain information about the proponent and the proposal, or in the case of a nomination, the nominee. A copy of the by-laws, which include the provisions regarding the requirements for shareholder nominations and proposals, may be obtained by writing to the Secretary of the Fund, c/o Center Coast Capital Advisors, LP, 1600 Smith Street, Suite 3800, Houston, Texas 77002. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions of the by-laws.

 Shareholder proposals intended for inclusion in the Fund’s proxy statement in connection with the Fund’s 2018 annual meeting of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”) must be received by the Fund at the Fund’s principal executive offices by December 12, 2017 in order to be considered for inclusion in the Fund’s proxy statement. Timely submission of a proposal does not necessarily mean that such proposal will be included in the Fund’s proxy statement.

 A proposal, other than a proposal submitted pursuant to Rule 14a-8, must be received by the Fund’s Secretary at the Fund’s principal executive offices not earlier than January 16, 2018 and not later than February 15, 2018 (which is also the date after which shareholder nominations and proposals made outside of Rule 14a-8 under the Exchange Act would not be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act). If a proposal is not “timely” within the meaning of Rule 14a-4(c), then the persons named as proxies in the proxies solicited by the Board for the 2018 annual meeting of shareholders may exercise discretionary voting power with respect to any such proposal.

Expenses of Proxy Solicitation

The cost of soliciting proxies will be borne by the Fund. Certain officers of the Fund and certain officers and employees of the Advisor (none of whom will receive additional compensation therefore), may solicit proxies by telephone, mail, e-mail and personal interviews. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.

Other Matters

The management of the Fund knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

Failure of a quorum to be present at the Annual Meeting may result in an adjournment. The chairperson of the Annual Meeting may move for an adjournment to permit further solicitation of proxies if the chair determines that adjournment and further solicitation are reasonable and in the best interests of shareholders. Any adjourned meeting or meetings may be held without the necessity of another notice. For purposes of determining the presence of a quorum, abstentions and broker non-votes will be treated as shares that are present at the meeting.

Please vote promptly by signing and dating each enclosed proxy card and returning it in the accompanying postage-paid return envelope or by following the enclosed instructions to vote by telephone or over the Internet.

April 11, 2017

APPENDIX A

Center Coast MLP & Infrastructure Fund
Audit Committee Charter
(As Adopted August 14, 2013)

I.	Purpose of the Committee

A.        The purpose of the Committee is to assist the Board of Trustees (the “Board”) of Center Coast MLP & Infrastructure Fund (the “Trust”) in fulfilling its oversight responsibilities relating to the accounting and financial reporting policies and practices of the Trust, including:

(i)	The integrity of the Trust’s financial statements.

(ii)	The Trust’s compliance with legal and regulatory requirements.

(iii)	The qualifications and independence of the Trust’s independent auditors.

(iv)	The performance of (i) the Trust’s internal audit function provided by its investment advisor and (ii) the Trust’s independent auditors.

(v)	Preparing the report required to be included in the Trust’s annual proxy statement, if any, by the rules of the Securities and Exchange Commission (the “SEC”).

II.	Composition of the Committee

A.         The Committee will have at least three members, all of whom will not be “interested persons” of the Trust, as such term is defined in the Investment Company Act of 1940 Act (“Independent Trustees”). No member of the Committee shall directly or indirectly receive any compensation from the Trust, except compensation for services as a member or officer of the Trust’s Board or a committee of the Board.1 Members shall have no relationships with the Trust, the Trust’s investment adviser or the Trust’s administrator or custodian that may interfere with the exercise of their independence from management of the Trust. The members of the Committee and the Chair of the Committee will be determined by vote of a majority of the Board.

B.         Each member shall be “financially literate” as the Board interprets such qualification in its business judgment. At least one member shall have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment. The Board shall determine annually whether any member of the Committee is an “audit committee financial expert” (“ACFE”) as defined in Item 3 of Form N-CSR. The designation of a person as an ACFE shall not impose any greater responsibility or liability on that person than the responsibility or liability imposed on such person as a member of the Committee.

1
For this purpose, compensation includes any compensation paid by the Trust or a subsidiary for services to a law firm, accounting firm, consulting firm, investment bank or financial advisory firm in which the Committee member is a partner, member or executive officer or holds a similar position.

1

C.         If a member simultaneously serves on the audit committees of more than three public companies, the Board shall determine whether such simultaneous service would impair the ability of such member to effectively serve on the Committee.

III.	Duties and Responsibilities

The Committee shall have the following duties and responsibilities:

A.        Engagement of Independent Auditors. The Committee will approve, and recommend to the full Board for approval, the selection, retention, termination and compensation of the independent registered public accounting firm (the “independent auditors”) for the Trust. Such selection shall be pursuant to a written engagement letter approved by the Committee.

B.	Independent Auditors’ Reporting. The Committee will:

(i)	act as the representative of the Trust to which the Trust’s independent auditors report;

(ii)	meet with the independent auditors on an annual basis to review the arrangements for and scope of the proposed audit for the current year and the audit procedures to be utilized;

(iii)	have sole authority to hire and fire the independent auditors of the Trust;

(iv)	approve all audit engagement fees and terms for the Trust;

(v)
consider and act upon (1) the provision by the Trust’s independent auditors of any non-audit services for any Trust, and (2) the provision by the Trust’s independent auditors of non-audit services to Trust service providers and their affiliates to the extent that such approval (in the case of this clause (2)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the Committee may from time to time adopt and provide oversight in respect of policies and procedures for non-audit engagements by the independent auditors of the Trust; and

(vi)	review any management letter prepared by the independent auditors and Trust management’s response.

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C.	Auditors’ Independence. The Committee will:

(i)
evaluate the independence and objectivity of the Trust’s independent auditors and actively engage in a dialogue with them regarding matters that might reasonably be expected to affect their independence; in this connection, the Committee shall ensure receipt from the independent auditors at least annually of a formal written statement delineating all the relationships between them and the Trust, consistent with Public Company Accounting Oversight Board (“PCAOB”) Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, or any applicable successor rule;

(ii)	provide oversight of the Trust’s investment adviser’s hiring policies for employees or former employees of the Trust’s independent auditors and receive reports in respect thereof;

(iii)	monitor independent auditors’ status with the PCAOB and engage in regular discussions with the independent auditors regarding such status; and

(iv)	review and evaluate the independence of the lead audit partner of the Trust’s independent auditors .

D.	Oversight. The Committee will:

(i)
meet with the Trust’s independent auditors, at least twice a year and more often in its discretion, to review the conduct and results of each audit and review and discuss the Trust’s audited annual financial statements, narrative disclosure analogous to the “Management Discussion of Fund Performance,” if any is included in the Trust’s shareholder report, and any disclosure in the Trust’s shareholder reports relating to the Trust’s performance; and in this connection discuss the matters stated in AICPA - Statements on Auditing Standards No. 114, The Auditor’s Communication With Those Charged With Governance, or any applicable successor rule, and any other communications required to be discussed with the Committee pursuant to applicable laws, regulations, listing agreements and rules of any applicable self-regulatory organization;

(ii)
review and discuss with Trust management the Trust’s unaudited semi-annual financial statements, narrative disclosure analogous to the “Management Discussion of Fund Performance” and any disclosure relating to the Trust’s performance, if any, that is included in the Trust’s shareholder report, and ;

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(iii)	review, annually, with Trust management and the independent auditors, policies for valuation of Trust portfolio securities and the frequency and magnitude of pricing errors;

(iv)
discuss with management of the Trust the organizational structure, reporting relationship, adequacy of resources, qualifications of the senior management personnel responsible for accounting and financial report and policies with respect to risk assessment as such matters relate to the Trust’s financial reporting and controls;

(v)
meet periodically with the Trust’s independent auditors, the Trust’s principal executive officer and principal financial officer, and internal auditors in separate executive sessions as the Committee deems necessary or advisable;

(vi)
review any issues raised by the Trust’s independent auditors or management regarding the accounting or financial reporting policies and practices of the Trust, its internal controls, and, as appropriate, the internal controls of certain service providers and management’s response;

(vii)	evaluate each independent auditors’s qualifications and performance (including the performance of the lead partner);

(viii)	resolve disagreements between management and the independent auditors regarding financial reporting;

(ix)
provide oversight of procedures for the receipt, retention and treatment of complaints received by the Trust relating to accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Trust and its affiliates and service providers of concerns about accounting or auditing matters pertaining to the Trust;

(x)	provide oversight in respect of reports from attorneys or independent auditors of possible violations of federal or state law or fiduciary duty;

(xi)
provide oversight in respect of any legal matters brought to the Committee’s attention that may have a material impact on the Trust’s financial statements and any material reports or inquiries received from regulators or governmental agencies;

(xii)
receive reports at least annually from the independent auditors engaged by the Trust describing (1) the firm’s internal quality control procedures; (2) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by an inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (3) all relationships between the independent auditors and the Trust (to assess independence);

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(xiii)	discuss generally any financial information provided to ratings agencies; and

(xiv)	authorize and oversee investigations into any matters within the Committee’s scope of responsibilities or as specifically delegated to the Committee by the Board.

C.	Reports. The Committee will:

(i)	Prepare and approve the audit committee report required by Item 407(d) of Regulation S-K for proxy statements relating to the election of directors/trustees; and

(ii)	report to the Board on a regular basis.

D.        Other. The Committee may take such other actions as the Committee deems necessary or desirable to fulfill its purpose as described above.

IV.	Pre-Approval

The Committee shall pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X) as set forth on Appendix A hereto.

V.	Resources

The Committee may retain independent legal counsel or other advisers as it determines to be necessary or advisable to perform its duties. The Trust shall provide appropriate funding (as determined by the Committee) for the Committee to carry out its duties and its responsibilities, including for:

A.	payment of compensation to the Trust’s independent auditors or any other public accounting firm providing audit, review or attestation services for the Trust;

B.	payment of compensation to any special counsel and other advisors employed by the Committee;

C.	the ordinary administrative expenses of the Committee; and

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D.	continuing education programs to enable Committee members to keep abreast of industry and regulatory development and to gain continuing insights to best practices of audit committees.

In performing its duties the Committee may consult, as it deems appropriate, with the trustees, officers and employees of the Trust, the Trust’s investment adviser, the Trust’s counsel and the Trust’s other service providers.

VI.	Limits on the Role of Committee

A.         While the Committee has the duties and responsibilities set forth in this Charter, the Committee is not responsible for:

(i)	planning or conducting the audit or for determining whether the Trust’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles;

(ii)
determining whether the Form N-CSR or Form N-CSRS filed by the Trust with the SEC contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the report;

(iii)
determining whether the Trust’s financial statements and other financial information included in the Form N-CSR or Form N-CSRS fairly present in all material respects the financial condition, results of operations, changes in net assets and cash flows of the Trust as of, and for, the periods presented in the Form N-CSR or Form N-CSRS; or

(iv)	establishing or maintaining disclosure controls and procedures and internal control over financial reporting for the Trust.

B.         In fulfilling its responsibilities hereunder, it is recognized that members of the Committee are not full-time employees of the Trust or the Trust’s investment adviser. The Committee and its members do not have a duty or responsibility to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Committee shall be entitled to rely on:

(i)	the integrity of those persons and organizations within and outside the Trust, the Trust’s investment adviser and other service providers to the Trust from which it receives information;

(ii)	the accuracy of the financial and other information provided to the Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board); and

6

(iii)	statements made by management or third parties as to any information technology, internal audit and other non-audit services provided by the independent auditors to the Trust.

VII.	Operation of the Committee

A.         The Committee shall meet at least twice annually and be empowered to hold special meetings (as called by the Chair or a majority of the members of the Committee), as circumstances require.

B.         The Committee may determine its own rules of procedure, which shall be consistent with the Agreement and Declaration of Trust of the Trust, the By-Laws of the Trust and this Charter.

C.	A majority of the members of the Committee shall constitute a quorum.

D.         All or any one or more members of the Committee may participate in meetings of the Committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other; participation in a meeting pursuant to any such communications system shall constitute presence in person at such meeting.

E.          Any action of the Committee shall be taken by the affirmative vote of a majority of the members present at a meeting at which a quorum is present.

F.          Any action of the Committee may be taken without a meeting if at least a majority of the members of the Committee consent thereto in writing.

G.         The Committee shall cause to be kept written minutes of its meetings, which minutes shall be maintained with the books and records of the Trust.

IX.	Committee Self-Assessment

A.         The Committee shall, on an annual basis, assess its performance. The Committee shall evaluate whether this Charter appropriately addresses the matters that are or should be within its scope. The independence of Committee members and satisfaction of the requirements to serve on the Committee shall be affirmed annually. The Committee shall report to the Board on an annual basis on the results of its evaluation, including any recommended amendments to this Charter and any recommended changes to the Trust’s or the Board’s policies or procedures.

B.         The Committee may from time to time recommend to the Board such amendments to this Charter as the Committee determines to be necessary or appropriate.

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Appendix A

Pre-Approval Policies

A.         Pre-Approval of Services to the Trust. The Committee will be responsible for pre-approving any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(i)	The categories of services to be reviewed and considered for pre-approval include the following:

(1)	Audit Services

(a)	Annual financial statement audits

(b)	Seed audits (related to new product filings, as required)

(c)	SEC and regulatory filings and consents

(2)	Audit-Related Services

(a)	Accounting consultations

(b)	Fund merger/reorganization support services

(c)	Other accounting related matters

(d)	Agreed upon procedures reports

(e)	Attestation reports

(f)	Other internal control reports

(3)	Tax Services

(a)	Tax compliance services related to federal, state and local income tax compliance and sales and use tax compliance

(b)	RIC qualification reviews, if applicable

(c)	Tax distribution analysis and planning

(d)	Tax authority examination services

(e)	Tax appeals support services

(f)	Accounting methods studies

(g)	Fund merger support services

(h)	Tax compliance, planning and advice services and related projects

(ii)        The Committee has pre-approved any services that fall into one of the categories of services listed under paragraph (A)(i) above and for which the estimated fees are less than $25,000.

(iii)       For services with estimated fees of $25,000 or more, but less than $50,000, the Chair of the Committee is hereby authorized to pre-approve such services on behalf of the Committee.

(iv)       For services with estimated fees of $50,000 or more, such services require pre-approval by the Committee.

(v)        The independent auditors or the Chief Financial Officer of the Trust (or an officer of the Trust who reports to the Chief Financial Officer) shall report to the Committee at each of regular meeting of the Committee all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee). The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category listed above under which pre-approval was obtained).

B.         Pre-Approval of Services to the Investment Adviser. The Committee will be responsible for pre-approval of any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Trust’s investment adviser (or any “control affiliate” of the investment adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(i)         The Chair of the Committee or any member of the Committee may grant the pre-approval for non-audit services to the Trust’s investment adviser (or any “control affiliate” of the investment adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(ii)        For non-audit services to the Trust’s investment adviser (or any “control affiliate” of the investment adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

C.	Pre-Approval Not Required.

(i)         Under Section 10A(h)(i)(1)(B) of the Securities Exchange Act of 1934 and Rule 2-01 under Regulation S-X (Section (c)(7)), pre-approval of non-audit services for the Trust pursuant to paragraph (A) above is not required, if:

(1)
the aggregate amount of all non-audit services provided to the Trust is no more than 5% of the total fees paid by the Trust to the independent auditors during the fiscal year in which the non-audit services are provided;

(2)	the services were not recognized by Trust management at the time of the engagement as non-audit services; and

(3)	such services are promptly brought to the attention of the Committee by Trust management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

(ii)         Under Section 10A(h)(i)(1)(B) of the Securities Exchange Act of 1934 and Rule 2-01 under Regulation S-X (Section (c)(7)), pre-approval of non-audit services for the Adviser (or any affiliate of the Adviser providing ongoing services to the Trust) pursuant to paragraph (B) above is not required, if:

(1)
the aggregate amount of all non-audit services provided is no more than 5% of the total fees paid to the Trust’s independent auditors by the Trust, the Adviser and any “control affiliate” of the Adviser providing ongoing services to the Trust during the fiscal year in which the non-audit services are provided;

(2)	the services were not recognized by Trust management at the time of the engagement as non-audit services; and

(3)	such services are promptly brought to the attention of the Committee by Trust management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

D.         Prohibited Non-Audit Services. Under Section 10A(g) of the Securities Exchange Act of 1934 and Rule 2-01 under Regulation S-X (Section (c)(4)), an auditor is not independent if, at any point during the audit and professional engagement period, the auditor provides certain non-audit services to an audit client. These prohibited non-audit services would include:

(i)	bookkeeping or other services related to the accounting records or financial statements of the Trust;

(ii)	financial information systems design and implementation;

(iii)	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

(iv)	actuarial services;

(v)	internal audit outsourcing services;

(vi)	management functions or human resources;

(vii)	broker or dealer, investment adviser, or investment banking services;

(viii)	legal services and expert services unrelated to the audit; and

(ix)	any other services that the PCAOB determines are impermissible.

APPENDIX B

Center Coast MLP & Infrastructure Fund
Nominating and Governance Committee Charter
(As Adopted August 14, 2013)

I.	Purposes of the Committee

A.         The purpose of Nominating and Governance Committee (the “Committee”) of the Board of Trustees (the “Board”) of Center Coast MLP & Infrastructure Fund (the “Trust”) is to review matters pertaining to the composition, committees, and operations of the Board.

B.	The Committee shall have the following duties and powers:

(i)	To evaluate and recommend all candidates for election or appointment as members of the Board and recommend the appointment of members and chairs of each Board Committee.

(ii)	To review policy matters affecting the operation of the Board and Board committees and make such recommendations to the Board as deemed appropriate by the Committee.

(iii)	To evaluate periodically the effectiveness of the Board and Board Committees and make such recommendations to the Board as deemed appropriate by the Committee.

(iv)	To review and make recommendations to the Board in respect of compensation of trustees.

(v)	To review and make recommendations to the Board in respect of Trust share ownership by trustees.

C.         The Committee shall receive appropriate funding as determined by the Committee to carry out its responsibilities. The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities, and may retain, at the Fund’s expense, such independent counsel or other advisers as it deems necessary.

II.	Composition of the Committee

A.         The Committee will have at least three members, all of whom will not be “interested persons” of the Trust, as such term is defined in the Investment Company Act of 1940 (“Independent Trustees”). The members of the Committee and the Chair of the Committee will be determined by vote of a majority of the Independent Trustees.

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III.	Trustee Nominations

A.         The Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to):

(i)	availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board,

(ii)	relevant industry and related experience,

(iii)	educational background,

(iv)	financial expertise,

(v)	an assessment of the candidate’s ability, judgment and expertise, and

(vi)	overall diversity of the Board’s composition.

B.         In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources:

(i)	the Trust’s current Trustees,

(ii)	the Trust’s officers,

(iii)	the Trust’s investment adviser,

(iv)	the Trust’s shareholders, and

(v)	any other source the Committee deems to be appropriate.

C.         The Committee will review the suitability for continued service as a trustee of each Independent Trustee when his or her term expires and at such other times as the Committee deems necessary or appropriate, and to recommend whether or not the Independent Trustee should be re-nominated.

D.         The Committee may, but is not required to, retain a third party search firm at the expense of the Trust to identify potential candidates.

E.         The Committee will not nominate a person for election to the Board as a Trustee (unless such person is an “interested person,” as defined by the Investment Company Act of 1940) after such person has reached the retirement age established by the retirement policy adopted by the Board, if any.

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IV.	Review of Board Composition, Procedures and Governance

A.         The Committee shall have the following goals and responsibilities with respect to the composition and procedures of the Board as a whole:

(i)
Review periodically with the Board the size and composition of the Board as a whole and recommend, if necessary, measures to be taken so that the Board reflects the appropriate balance of knowledge, experience, skills, expertise and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law.

(ii)	Make recommendations to the Board on the frequency and structure of Board meetings.

(iii)	Make recommendations to the Board concerning any other aspect of the procedures of the Board that the Committee considers warranted.

(iv)	Make recommendations to the Board on the requirements for, and means of, Board orientation and training.

(v)
Consider any corporate governance issues that arise from time to time, and develop appropriate recommendations for the Board, giving appropriate weight to relevant factors including industry “best practices.”

(vi)
Make recommendations to the Board regarding the size and composition of each committee of the Board, including the identification of individuals to serve as members of a committee, and recommend individual Trustees to fill any vacancy that might occur on a committee.

(vii)
Monitor the functioning of the committees of the Board and make recommendations to the Board for any changes, including the creation or elimination of committees, the orientation of committee members and the annual review performed, if any, by each committee.

(viii)	Recommend that the Board establish such special committees as may be desirable or necessary from time to time.

V.	Operation of the Committee

A.         The Committee shall meet at least annually and be empowered to hold special meetings (as called by the Chair or a majority of the members of the Committee) , as circumstances require.

B.         The Committee may determine its own rules of procedure, which shall be consistent with the Agreement and Declaration of Trust of the Fund, the By-Laws of the Fund and this Charter.

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C.         A majority of the members of the Committee shall constitute a quorum.

D.         All or any one or more members of the Committee may participate in meetings of the Committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other; participation in a meeting pursuant to any such communications system shall constitute presence in person at such meeting.

E.         Any action of the Committee shall be taken by the affirmative vote of a majority of the members.

F.         Any action of the Committee may be taken without a meeting if at least a majority of the members of the Committee consent thereto in writing.

G.         The Committee may request that any trustee, officer or employee of the Fund, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such information as the Committee requests.

H.         The Committee shall cause to be kept written minutes of its meetings, which minutes shall be maintained with the books and records of the Fund.

VI.	Board Self-Assessment

A.         The Committee shall be responsible for overseeing the annual self-assessment of the Board. The Committee shall address all matters that the Committee considers relevant to the Board’s performance.

B.         The Committee shall report to the Board on the results of its evaluation, including any recommended amendments to the principles of corporate governance, and any recommended changes to the Fund’s or the Board’s policies or procedures.

VII.	Committee Self-Assessment

A.         The Committee shall, on an annual basis, assess its performance. The Committee shall address matters that the Committee considers relevant to its performance.

B.         The Committee shall report to the Board on an annual basis on the results of its evaluation, including any recommended amendments to this Charter and any recommended changes to the Fund’s or the Board’s policies or procedures. This report may be written or oral.

C.         The Committee may from time to time recommend to the Board such amendments to this Charter as the Committee determines to be necessary or appropriate.

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# CENTER COAST MLP & INFRASTRUCTURE FUND

**Proxy for Annual Meeting of Shareholders on May 16, 2017**

**Solicited on Behalf of the Board of Trustees**

The undersigned hereby appoints William H. Bauch and Rachel Hollowell, and each of them, with full power of substitution and power to act alone, as proxies to vote all the Series A Mandatory Redeemable Preferred Shares of beneficial interest, par value $0.01 per share, liquidation preference $25,000 per share, which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Shareholders of Center Coast MLP & Infrastructure Fund, to be held at the offices of Center Coast Capital Advisors, LP, 1600 Smith Street, Suite 3800, Houston, Texas 77002 on Tuesday, May 16, 2017, at 1:30 p.m. (Central time), and at any adjournments, postponements or delays thereof, as follows:

**(Continued and to be signed on the reverse side.)**